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                                 EXHIBIT 10.10
                                 -------------

                                AMENDMENT 1993-1
                                     TO THE
                      SANTA ANITA REALTY ENTERPRISES, INC.
                           1984 STOCK OPTION PROGRAM
           (AMENDED AND RESTATED EFFECTIVE AS OF SEPTEMBER 22, 1988)



        WHEREAS, Santa Anita Realty Enterprises, Inc. (the "Company") desires to amend the above-referenced Plan to extend the expiration date of the Plan.

        NOW, THEREFORE, the Plan is amended as follows:

        1. Effective as of February 11, 1993, Section 3.10 is amended to read as follows:

   "3.10  Expiration.
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        Unless previously terminated by the Board of Directors, this Plan shall expire at the close of business on May 3, 1995, and no Option shall be granted under it thereafter, but such expiration shall not affect any Option theretofore granted."

        IN WITNESS WHEREOF, the Company has caused this Amendment to be executed on its behalf by a duly authorized officer.

                            SANTA ANITA REALTY ENTERPRISES, INC.



                            /s/DONALD G. HERRMAN
                            ------------------------------------
                            By: Donald G. Herrman
                            Title: Secretary